UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 10, 2006
Arlington Tankers Ltd.

(Exact Name of Registrant as Specified in Charter)

Bermuda	001-32343	98-0460376

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
First Floor, The Hayward Building
22 Bermudiana Road
Hamilton HM 11, Bermuda

(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (441) 292-4456
Not applicable.

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
SIGNATURE

Item 2.02. Results of Operations and Financial Condition.
Arlington Tankers Ltd. announced today that it has determined that its previously announced financial results for the quarter and year ended December 31, 2005 included a misevaluation of the interest rate swap with The Royal Bank of Scotland plc. These values were included in a press release issued by Arlington Tankers on January 26, 2006.
Arlington Tankers included in its financial results for both the quarter and year ended December 31, 2005 $2.160 million of income resulting from a positive fair value of the swap as of December 31, 2005. Arlington Tankers has since determined that the fair value of the swap as of December 31, 2005 was negative $2.160 million. As a result, Arlington Tankers’ net income for both the quarter and year ended December 31, 2005 were overstated by $4.320 million. This error has no effect on Arlington Tankers’ cash flows for the quarter or year ended December 31, 2005, and did not affect the amount of the dividend that Arlington Tankers paid in February 2006 on the basis of its results of operations for the fourth quarter of 2005. Further, the error will not impact the Company’s projected 2006 cash dividend of $2.19 per share that was included in the January 26, 2006 press release.
Set forth below is a corrected Condensed Consolidated Statement of Operations for the quarter and year ended December 31, 2005 and the Condensed Consolidated Balance Sheet for the year ended December 31, 2005.

Arlington Tankers Ltd.
Condensed Consolidated Statement of Operations
(In thousands, except per share data)
(Unaudited)

	Three Months	Adjustments	Revised Three Months
	Dec. 31, 2005		Dec. 31, 2005
	(as reported on
	January 26, 2006)
Revenue	$14,302		$14,302

Operating expenses:
Vessel operating expenses	3,871		3,871
Depreciation	3,102		3,102
Administrative expenses	1,108		1,108

Total operating expenses	8,081		8,081

Operating Income	6,221		6,221

Other income (expenses):
Interest income	75		75
Interest expense	(1,732)		(1,732)
Unrealized gain/(loss) on interest rate swap	2,160	(4,320)	(2,160)
Net gain on termination of interest rate swap and debt facility	4,055		4,055

Other income (expenses), net	4,558	(4,320)	238

Net income	$10,779	(4,320)	$6,459

Net income per share	$0.70	($0.28)	$0.42

Cash dividend per share earned during the quarter	$0.53	—	$0.53

Weighted average shares outstanding	15,500,000	15,500,000	15,500,000

Arlington Tankers Ltd.
Condensed Consolidated Statement of Operations
(In thousands, except per share data)
(Unaudited)

	Twelve Months	Adjustments	Revised Twelve Months
	Dec. 31, 2005		Dec. 31, 2005
	(as reported on
	January 26, 2006)
Revenue	$55,455		$55,455

Operating expenses:
Vessel operating expenses	13,999		13,999
Depreciation	12,411		12,411
Administrative expenses	2,494		2,494

Total operating expenses	28,904		28,904

Operating Income	26,551		26,551

Other income (expenses):
Interest income	233		233
Interest expense	(6,766)		(6,766)
Unrealized gain/(loss) on interest rate swap	2,160	(4,320)	(2,160)
Net gain on termination of interest rate swap and debt facility	4,055		4,055

Other income (expenses), net	(318)	(4,320)	(4,638)

Net income	$26,233	(4,320)	$21,913

Net income per share	$1.69	($0.28)	$1.41

Cash dividend per share earned during the year	$2.11	—	$2.11

Weighted average shares outstanding	15,500,000	15,500,000	15,500,000

Arlington Tankers Ltd.
Condensed Consolidated Balance Sheets*
(In thousands)
(Unaudited)

	December 31, 2005	Adjustments	December 31, 2005
	(As reported on		Revised
	Jan. 26, 2005)
Assets
Current assets:
Cash and cash equivalents	$11,839		$11,839
Short-term investments	2,500		2,500
Accounts receivables	1,601		1,601
Prepaid expenses and accrued income	283		283

Total current assets	16,223		16,223
Vessels, net	269,031		269,031
Deferred debt issuance costs	1,193		1,193
Fair value of interest rate swap	2,160	(2,160)	—

Total assets	$288,607	(2,160)	$286,447

Liabilities and Shareholders’ Equity
Current liabilities:
Accrued expenses	$2,399		$2,399
Unearned revenue	2,237		2,237

Total current liabilities	4,636		4,636

Fair Value of interest rate swap	—	2,160	2,160
Long term debt	135,000		135,000

Total liabilities	139,636		141,796

Shareholders’ equity	148,971	(4,360)	144,651

Total liabilities and shareholders’ equity	$288,607	(2,160)	$286,447

*	Selected balance sheet accounts include activity in the fourth quarter associated with the purchase of two new Product tankers. On January 5, 2006, the Company completed the purchase of two new Product tankers.
     The information in this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.
     Safe Harbor Statement
     This Current Report on Form 8-K contains certain forward-looking statements and information relating to the Company that are based on beliefs of the Company’s management as well as assumptions made by the Company and information currently available to the Company, in particular the statements regarding the Company’s expectations as to the declaration, payment and estimated amount of future dividends. When used in this press release, words such as “believe,” “intend,” “anticipate,” “estimate,” “project,” “forecast,” “plan,” “potential,” “will,” “may,” “should,” and “expect” and similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. All statements in this document that are not statements of historical fact are forward-looking statements.
     The forward-looking statements contained herein reflect the Company’s current views with respect to future events and are subject to certain risks, uncertainties and assumptions. Many factors could cause the Company’s actual results, performance or achievements to be materially different from any future results, performance or achievements that may be expressed or implied by such forward- looking statements, including, among others: the possibility that the Company may not pay dividends, the highly cyclical nature of the tanker industry, global demand for oil and oil products, the number of newbuilding deliveries and the scrapping rate of older vessels, terrorist attacks and international hostilities, and compliance costs with environmental laws and regulations. These and other risks are described in greater detail in the “Risk Factors” section of the Company’s Annual Report on Form 20-F for the fiscal year ended December 31, 2004 and the Quarterly Report on Form 10-Q for the quarter ended September 30, 2005, filed with the United States Securities and Exchange Commission.
     Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those described in the forward-looking statements included in this press release. The Company does not intend, and does not assume any obligation, to update these forward- looking statements.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARLINGTON TANKERS LTD.
Date: March 10, 2006	By:	/s/ EDWARD TERINO
Edward Terino
Co-Chief Executive Officer and Chief Financial Officer